Financial assets at fair value through other comprehensive income - Debt securities FVOCI (Detail) - ARS ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Debt securities held fvoci [Abstract]
BCRA Liquidity Bills	$ 29,076,683	$ 20,834,239
Government securities	16,031,680	15,099,605
Private securities - Corporate bonds	70,150	174,058
BCRA Liquidity Bills - Pledged as collateral	0	1,633,340
Government securities - Pledged as collateral	0	24,667
TOTAL	$ 45,178,513	$ 37,765,909